                                                                  EXHIBIT 4.8(b)

                                                                [CONFORMED COPY]

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

     AMENDMENT No.4 dated as of September 22, 2000 to the Credit Agreement dated as of July 23, 1998 (as heretofore amended, the "Credit Agreement") among LYONDELL CHEMICAL COMPANY, the LENDERS party thereto, the DOCUMENTATION AGENTS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and DLJ CAPITAL FUNDING, INC., as Syndication Agent.

     The parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof', "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment of Section 1.01.

     (a) The following definition is added in alphabetical order to Section 1.01 of the Credit Agreement:

          "PO-II JV" means a Future Joint Venture formed (or to be formed) between the Borrower and one or more other Persons or their affiliates in which the Borrower holds at the date hereof (or will hold when formed) not less than a 50% direct or indirect equity interest, which Future Joint Venture will construct, own and operate a propylene oxide/styrene plant in the Netherlands.

     (b) The definition of Available Cash Flow set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

          "Available Cash Flow" means, for any Person for any fiscal period, the sum of (i) the Net Income of such Person for such period plus (ii) to the extent deducted in determining such Net Income for such period, depreciation, amortization and other non-cash charges plus (iii) any increase (or minus any decrease) during such period in the deferred tax liabilities of such Person plus (iv) any decrease (or minus any increase) in the Net Working Investment of such Person between the beginning and end of such period minus (v) the Capital Expenditures of such Person for such period (except to the extent financed with the proceeds of Debt of such Person) minus (vi) capital contributions to the PO- II JV made by the Borrower and its Consolidated Subsidiaries (without duplication) in an aggregate amount not to exceed $400,000,000 (less the aggregate amount of capital contributions deducted from Available Cash Flow in reliance on this sub-clause (vi) in respect of one or more prior periods).

     (c) The last sentence of the definition of Excess Cash Flow set forth in
Section 1.01 of the Credit Agreement is amended to read as follows:

The calculation of Excess Cash Flow shall be adjusted, to the extent necessary, to avoid (x) duplication of amounts of mandatory prepayments pursuant to Section 2.04(d) and (y) duplication of reductions in Excess Cash Flow on account of capital expenditures of PO-II JV financed with capital contributions made by the Borrower and its Consolidated Subsidiaries and deducted (but for this clause
(y)) in the determination of both Available Cash Flow and Distributable Cash
Flow.

     (d) The definition of Net Cash Proceeds set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

          "Net Cash Proceeds" means, with respect to any Reduction Event, an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such Reduction Event (including any cash proceeds received as interest or similar income on, or other cash proceeds of, any non-cash proceeds of any Asset Sale), less (at the option of the Borrower) (a) any fees, costs and expenses reasonably incurred by such Person in respect of such Reduction Event, (b) if such Reduction Event is an Asset Sale, (i) any taxes actually paid or to be payable by such Person (as estimated by the chief financial officer or chief accounting officer of the Borrower, giving effect to the overall tax position of the Borrower) in respect of such Asset Sale, (ii) the amount of all Debt (other than the Loans) secured by any assets subject to that Asset Sale and subject to mandatory prepayment as a result of that Asset Sale, (iii) the amount of any reserves established by the Borrower and its Subsidiaries to fund contingent liabilities payable by the Borrower and its Subsidiaries attributable to such Asset Sale (as estimated by the chief financial officer or chief accounting officer of the Borrower), including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Sale, until such time as such amounts are no longer reserved or such reserve is no longer necessary (at which time any remaining amounts will become Net Cash Proceeds) and (vi) up to $400,000,000 (less the aggregate amount deducted from Net Cash Proceeds in reliance on this sub-clause (vi) in connection with one or more prior Asset Sales) of such cash proceeds, so long as the same are invested as capital contributions to the PO-II JV within 360 days after the receipt thereof, or prior to or within such 360-day period the Borrower has entered into a binding commitment to invest such cash proceeds as capital contributions to the PO-II JV; provided that at the end of such 360-day period, any remaining amounts not so invested or subject to such binding commitment will become Net Cash Proceeds; and provided further that any cash proceeds subject to such a binding commitment which have not been invested as capital contributions to the PO-II JV prior to the 180th day following expiration of the aforementioned 360-day period will become Net Cash Proceeds on such I80th day, and (c) if such Reduction Event is an Equity Issuance, up to $300,000,000 of such cash proceeds so long as the same are invested in LCR, directly or indirectly, substantially simultaneously with the receipt thereof.

     SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 5. Effectiveness. This Amendment shall become effective on the first date (the "Amendment 4 Effective Date") on which the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     Promptly after the Amendment 4 Effective Date occurs, the Administrative Agent shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                               LYONDELL CHEMICAL COMPANY


                                               By: /s/ Robert T. Blakely
                                                   -----------------------------
                                               Title: Executive Vice President &
                                                      Chief Financial Officer

                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and as Lender


                                 By: /s/ Deborah DeSantis
                                     -------------------------------------------
                                     Title: Vice President


                                 DLJ CAPITAL FUNDING, INC., as
                                 Syndication Agent and as Lender


                                 By: /s/ Dana F. Klein
                                     -------------------------------------------
                                     Title: Senior Vice President


                                 BANK OF AMERICA, N.A.,
                                 as Documentation Agent and as Lender


                                 By: /s/ Michael J. Dillon
                                     -------------------------------------------
                                     Title: Managing Director


                                 THE CHASE MANHATTAN BANK,
                                 as Documentation Agent


                                 By: /s/ Steve A. Nordaker
                                     -------------------------------------------
                                     Title:  Managing Director


                                 CITIBANK, N.A.,
                                 as Documentation Agent and as Lender


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CHASE BANK OF TEXAS NATIONAL
                                 ASSOCIATION


                                 By:  /s/ Steve A. Nordaker
                                     -------------------------------------------

                                 ABN AMRO BANK N. V.


                                 By: /s/ David Hannah
                                     -------------------------------------------
                                     Title: Group Vice President


                                 By: /s/ Darin Fischer
                                     -------------------------------------------
                                     Title: Vice President


                                 AERIES-II FINANCE LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                 As Sub-Managing Agent


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 AIMCO CDO SERIES 2000-A


                                 By:
                                     -------------------------------------------
                                     Title:


                                 ALLSTATE INSURANCE COMPANY


                                 By:
                                     -------------------------------------------
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Title:


                                 ALLSTATE LIFE INSURANCE COMPANY


                                 By:
                                     -------------------------------------------
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Title:

                                 AMARA-1 FINANCE, LTD.
                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Advisor


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 APEX (IDM) CDO I, LTD.


                                 By: /s/ William A. Hayes
                                     -------------------------------------------
                                     Title: Vice President


                                 ARAB AMERICAN BANK


                                 By: /s/ Carmelo L. Foti
                                     -------------------------------------------
                                     Title: Vice President


                                 By: /s/ Ammar Khalil
                                     -------------------------------------------
                                     Title: Vice President


                                 ARAB BANK PLC


                                 By:
                                     -------------------------------------------
                                     Title:


                                 ARCHIMEDES FUNDING II, LTD.
                                 By: ING Capital Advisors, LLC
                                     as Collateral Manager


                                 By: /s/Greg M. Masuda CFA
                                     -------------------------------------------
                                     Title: Vice President


                                 ARCHIMEDES FUNDING III, LTD.
                                 By: ING Capital Advisors LLC as Collateral
                                        Manager


                                 By:  /s/ Greg M. Masuda CFA
                                     -------------------------------------------
                                      Title:  Vide President

                                 ARES III CLO LTD.
                                 By: Ares CLO Management LLC


                                 By: /s/David A. Sachs
                                     -------------------------------------------
                                     Title: Vice President


                                 ARES LEVERAGED INVESTMENT FUND, L.P.
                                 By: Ares Management, L.P., its General Partner


                                 By: /s/ David A. Sachs
                                     -------------------------------------------
                                     Title: Vice President


                                 ARES LEVERAGED INVESTMENT FUND II, L.P.
                                 By: Ares Management II, L.P., its General
                                 Partner


                                 By: /s/ David A. Sachs
                                     -------------------------------------------
                                 Title: Vice President


                                 AVALON CAPITAL LTD.
                                 By: INVESCO Senior Secured Management ,Inc.
                                     as Portfolio Advisor


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 AVALON CAPITAL LTD. 2
                                 By: INVESCO Senior Secured Management, Inc.
                                     as Portfolio Advisor


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory

                                 BALANCED HIGH YIELD FUND II LTD.
                                 By: BHF (USA) Capital Corporation
                                     acting as Attorney-In-Fact


                                 By:
                                     -------------------------------------------
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Title:


                                 BANK LEUMI USA


                                 By: /s/ Joung Hee Hong
                                     -------------------------------------------
                                     Title: Vice President


                                 THE BANK OF NEW YORK


                                 By: /s/ Raymond J. Palmer
                                     -------------------------------------------
                                     Title: Vice President


                                 THE BANK OF NOVA SCOTIA


                                 By: /s/ F.C.H. Ashby
                                     -------------------------------------------
                                     Title: Senior Manager Loan Operations


                                 THE BANK OF TOKYO-MITSUBISHI LTD.,
                                 HOUSTON AGENCY


                                 By:
                                     -------------------------------------------
                                     Title:


                                 BANK ONE, NA (formerly known as The First
                                 National Bank of Chicago)


                                 By: /s/ Graeme Bullen
                                     -------------------------------------------
                                     Title: Assistant Vice President

                                 BANK POLSKA KASA OPIEKI  S.A. NEW YORK BRANCH


                                 By: /s/ Barry W. Henry
                                     -------------------------------------------
                                     Title: Vice President


                                 BANKERS TRUST COMPANY


                                 By:
                                     -------------------------------------------
                                     Title:


                                 BANQUE NA TIONALE DE PARIS


                                 By:
                                     -------------------------------------------
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Title:


                                 BARCLA YS BANK PLC


                                 By: /s/ Nicholas A. Bell
                                     -------------------------------------------
                                     Title: Director
                                            Loan Transaction Management


                                 BATTERSON PARK, CBO I
                                 By: General Re-New England Asset Management
                                     Inc.,
                                     As Collateral Manager


                                 By:
                                     -------------------------------------------
                                     Title:

                                 BATTERY PARK CDO, LTD
                                 By: Nomura Corporate Research and Asset
                                 Management Inc. as Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK
                                 BRANCH


                                 By:
                                     -------------------------------------------
                                     Title:

                                 By:
                                     -------------------------------------------
                                     Title:


                                 BHF (USA) CAPITAL CORPORATION


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CAPTIVA FINANCE LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CAPTIV II FINANCE LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CAPTIVA III FINANCE, LTD., as advised by
                                 Pacific Investment Management Company


                                 By:
                                     -------------------------------------------
                                     Title:

                                 CAPTIVA IV FINANCE, Ltd.
                                 By: Pacific Investment Management Company,
                                     as its Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CARILLON HOLDING, LIMITED


                                 By: /s/ Stephen R. Sutermeister
                                     -------------------------------------------
                                     Title: Director


                                 CARLYLE HIGH YIELD FUND, L.P.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CARLYLE HIGH YIELD PARTNER II, LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CERES FINANCE LTD.
                                 By: INVESCO Senior Secured
                                     Management, Inc., as Sub-Managing Agent


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory

                                 CERES II FINANCE LTD.
                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Managing Agent


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 CHANG HWA COMMERCIAL BANK, LTD., NEW YORK
                                 BRANCH


                                 By: /s/ Wan-Tu Yeh
                                     -------------------------------------------
                                     Title: SVP & GM


                                 CHIAO TUNG BANK CO., LTD. NEW
                                 YORK AGENCY


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CIBC INC.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CITIBANK N.A. as additional Investment Manager for and on behalf of Five Finance Corporation


                                 By:
                                     -------------------------------------------
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Title:

                                 CLYDESDALE CBO I, LTD.
                                 By: Nomura Corporate Research and Asset
                                     Management Inc. as Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 COLISEUM FUNDING LTD.
                                 By: Travelers Asset Management International
                                 Company LLC


                                 By: /s/ Allen R. Cantrell
                                     -------------------------------------------
                                     Title: Investment Officer


                                 COLUMBUS LOAN FUNDING LTD.
                                 By: Travelers Asset Management International
                                 Company LLC


                                 By: /s/ Allen R. Cantrell
                                     -------------------------------------------
                                     Title: Investment Officer


                                 COOPERATIIVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CREDIT INDUSTRIEL ET COMMERCIAL


                                 By: /s/ Sean Mounier
                                     -------------------------------------------
                                     Title: First Vice President


                                 By: /s/ Brian O'Leary
                                     -------------------------------------------
                                     Title: Vice President

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By: /s/ Philippe Soustra
                                     -------------------------------------------
                                     Title: Senior Vice President


                                 CREDIT SUISSE FIRST BOSTON


                                 By: /s/ James P. Moran
                                     -------------------------------------------
                                     Title: Director


                                 By: /s/ Lalita Advani
                                     -------------------------------------------
                                     Title: Assistant Vice President


                                 CRESCENT/MACH I PARTNERS LP
                                 By: TCW Asset Management Company, its
                                     Investment Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 CYPRESSTREE INSTITUTIONAL FUND, LLC
                                 By: CypressTree Investment Management Company, Inc., its Managing Member


                                 By: /s/ Philip C. Robbins
                                     -------------------------------------------
                                     Title: Principal


                                 CYPRESS TREE INVESTMENT FUND, LLC
                                 By: CypressTree Investment Management Company, Inc. its Managing Member


                                 By: /s/ Philip C. Robbins
                                     -------------------------------------------
                                     Title: Principal

                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC. as attorney-in-fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                                 By: /s/ Philip C. Robbins
                                     -------------------------------------------
                                     Title: Principal


                                 CYPRESSTREE INVESTMENT  PARTNERS I, LTD.
                                 By: CypressTree Investment Management Company, Inc. its Managing Member


                                 By: /s/ Philip C. Robbins
                                     -------------------------------------------
                                     Title: Principal


                                 CYPRESSTREE SENIOR FLOATING RATE FUND
                                 By: CypressTree Investment Management Company, Inc. as Portfolio Manager


                                 By: /s/ Philip C. Robbins
                                     -------------------------------------------
                                     Title: Principal


                                 THE DAI-ICHI KANGYO BANK LIMITED


                                 By: /s/ Takayuki Kumagai
                                     -------------------------------------------
                                     Title: Vice President


                                 DEBT STRATEGIES FUND, INC.


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 DEBT STRATEGIES FUND II

                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 DEBT STRATEGIES FUND III


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 DELANO COMPANY
                                 By: Pacific investment Management Company, as its Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                 BRANCHES


                                 By: /s/ Deborah Slusarczyk
                                     -------------------------------------------
                                     Title: First Vice President


                                 By: /s/ Joanna M. Solowski
                                     -------------------------------------------
                                     Title: Vice President


                                 EATON VANCE CDO III, LTD.
                                 By: Eaton Vance Management, as Investment
                                 Advisor


                                 By: /s/ Scott H. Page
                                     -------------------------------------------
                                     Title: Vice President


                                 EATON VANCE INSTITUTIONAL SENIOR

                                 LOAN FUND
                                 By: Eaton Vance Management, as Investment
                                 Advisor


                                 By: /s/ Scott H. Page
                                     -------------------------------------------
                                     Title: Vice President


                                 EATON VANCE SENIOR INCOME TRUST
                                 By: Eaton Vance Management, as Investment
                                 Advisor


                                 By: /s/ Scott H. Page
                                     -------------------------------------------
                                     Title: Vice President


                                 ELC (CAYMAN) LTD.


                                 By: /s/ William A. Hayes
                                     -------------------------------------------
                                     Title: Vice President


                                 ELC (CAYMAN) LTD. 1999-III


                                 By: /s/ William A. Hayes
                                     -------------------------------------------
                                     Title: Vice President


                                 ELC (CAYMAN) LTD. CDO SERIES
                                 1999-I


                                 By: /s/ William A. Hayes
                                     -------------------------------------------
                                     Title: Vice President


                                 ELC (CAYMAN) LTD. 2000-1


                                 By: /s/ William A. Hayes
                                     -------------------------------------------
                                     Title: Vice President


                                 ELT LTD.

                                 By:
                                     -------------------------------------------
                                     Title:


                                 FC CBO LIMITED


                                 By:
                                     -------------------------------------------
                                     Title:


                                 FC CBO II LIMITED


                                 By:
                                     -------------------------------------------
                                     Title:


                                 FIDELITY ADVISOR SERIES II:
                                 FIDELITY ADVISOR HIGH YIELD FUND


                                 By:
                                     -------------------------------------------
                                     Title:


                                 FIDELITY SUMMER STREET TRUST:
                                 FIDELITY CAPITAL & INCOME FUND


                                 By:
                                     -------------------------------------------
                                     Title:


                                 FIRST COMMERCIAL BANK


                                 By: /s/ Vincent T. C. Chen
                                     -------------------------------------------
                                     Title: SVP & GM


                                 FIRST DOMINION FUNDING I

                                 By: /s/ John G. Popp
                                     -------------------------------------------
                                     Title: Senior Managing Director


                                 FIRST DOMINION FUNDING II


                                 By: /s/ John G. Popp
                                     -------------------------------------------
                                     Title: Senior Managing Director


                                 FIRST DOMINION FUNDING III


                                 By: /s/ John G. POPP
                                     -------------------------------------------
                                     Title: Senior Managing Director


                                 FIRST UNION NATIONAL BANK


                                 By: /s/ Douglas M. Burnett
                                     -------------------------------------------
                                     Title: Vice President


                                 FLEET NATIONAL BANK
                                 f/k/a BANKBOSTON, N.A.


                                 By: /s/ Stephen J. Hoffman
                                     -------------------------------------------
                                     Title: Vice President


                                 FLOATING RATE PORTFOLIO
                                 By: INVESCO Senior Secured Management, Inc., as attorney-in-fact


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory

                                 FRANKLIN CLO I LTD.

                                 By:
                                     -------------------------------------------
                                     Title:


                                 FRANKLIN FLOATING RATE TRUST


                                 By: /s/ Chauncey Lufkin
                                     -------------------------------------------
                                     Title: Vice President


                                 FREMONT INVESTMENT & LOAN


                                 By:
                                     -------------------------------------------
                                     Title:


                                 THE FUJI BANK, LIMITED, NEW YORK
                                 BRANCH


                                 By:
                                     -------------------------------------------
                                     Title:


                                 GALAXY CLO 1999-1, LTD.
                                 By: SAI Investment Adviser, Inc.,
                                 its Collateral Manager


                                 By: /s/ Christopher F. Ochs
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 GENERAL AMERICAN LIFE INSURANCE COMPANY


                                 By:
                                     -------------------------------------------
                                     Title:

                                 Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                                 By: /s/ Diane J. Exter
                                     -------------------------------------------
                                     Title: Executive Vice President Portfolio
                                     Manager


                                 GUARANTY FEDERAL BANK, F.S.B.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 GULF INTERNATIONAL BANK B.S.C.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 HAMILTON BANK


                                 By:
                                     -------------------------------------------
                                     Title:


                                 HARBOURVIEW CBO I, LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 HSBC BANK USA


                                 By:
                                     -------------------------------------------
                                     Title:

                                 IMPERIAL BANK


                                 By:
                                     -------------------------------------------
                                     Title:


                                 INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                 By: Indosuez Capital as Portfolio Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 INDOSUEZ CAPITAL FUNDING IV, L.P.
                                 By: Indosuez Capital as Portfolio Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND HOLDINGS, LTD.
                                 By: ING Capital Advisors LLC,
                                 as Investment Manager


                                 By: /s/ Greg M. Masuda CFA
                                     -------------------------------------------
                                     Title: Vice President


                                 JHW CASH FLOW FUND I, L.P.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 J.H. WHITNEY MARKET VALUE
                                 FUND, L.P.


                                 By:
                                     -------------------------------------------
                                     Title:

                                 KBCBANK


                                 By: /s/ Robert Snauffer
                                     -------------------------------------------
                                     Title: First Vice President


                                 By: /s/ Raymond F. Murray
                                     -------------------------------------------
                                     Title: First Vice President


                                 KEMPER FLOATING RATE FUND


                                 By:
                                     -------------------------------------------
                                     Title:


                                 KZH CNC LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH-CYPRESSTREE-l LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH ING-l LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH ING-2 LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent

                                 KZH ING-3 LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH LANGDALE LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH PONDVIEW LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH SHOSHONE LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH SOLEIL LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH SOLEIL-2 LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent


                                 KZH WATERSIDE LLC


                                 By: /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Title: Authorized Agent

                                 LIBERTY-STEIN ROE ADVISOR
                                 FLOATING RATE ADVANTAGE FUND


                                 By: /s/ James R. Fellows
                                     -------------------------------------------
                                     Title: Sr. Vice President & Portfolio
                                     Manager


                                 LONGHORN CDO (CAYMAN) LTD.
                                 By: Merrill Lynch Investment Managers, L.P. as Investment Advisor


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 LONGLANE MASTER TRUST IV
                                 By: BankBoston, N.A. as Trust Administrator


                                 By:
                                     -------------------------------------------
                                     Title:


                                 MAGNETITE ASSET INVESTORS L.L.C.
                                 By: Blackrock Financial Management, Inc. As
                                 Managing Member


                                 By:
                                     -------------------------------------------
                                     Title:


                                 MAPLEWOOD (CAYMAN) LTD.


                                 By:
                                     -------------------------------------------
                                     Title:

                                 MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE COMPANY
                                 By: David L. Babson and Company
                                 Incorporated, as Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 MERRIL L. LYNCH DEBT STRATEGIES PORTFOLIO
                                 By: Merrill Lynch Asset Management, L.P., as
                                 Investment Advisor


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK
                                 LOAN INCOME PORTFOLIO
                                 By: Merrill Lynch Investment Managers, L.P. as Investment Advisor


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
                                 By: Merrill Lynch Asset Management, L.P., as
                                 Investment Advisor


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 MERRILL LYNCH PRIME RATE PORTFOLIO
                                 By: Merrill Lynch Asset Management, L.P., as
                                 Investment Advisor


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory

                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 MERRILL LYNCH SENIOR FLOATING RATE FUND II,
                                 INC.


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By: /s/ James R. Dingler
                                     -------------------------------------------
                                     Title: Director


                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By:
                                     -------------------------------------------
                                     Title:


                                 ML CBO IV ( CAYMAN) L TD.
                                 By: Highland Capital Management, L.P. as
                                 Collateral Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                 By: Pilgrim Investments, Inc., as its
                                 Investment Advisor


                                 By: /s/ Charles E. LeMieux. CFA
                                     -------------------------------------------
                                       Title: Vice President

                                 MONUMENTAL LIFE INSURANCE COMPANY, successor by merger to Commonwealth Life Insurance Co.


                                 By: /s/ John Bailey
                                     -------------------------------------------
                                     Title: Vice President


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                                 By:
                                     -------------------------------------------
                                     Title:


                                 MORGAN STANLEY SENIOR FUNDING, INC.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 MOUNTAIN CAPITAL CLO I, LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 NATIONAL WESTMINSTER BANK PLC
                                 By: NatWest Capital Markets Limited, its  agent
                                 By: Greenwich Capital Markets, Inc., its agent


                                 By: /s/ Harry Paschalidis
                                     -------------------------------------------
                                     Title: Assistant Vice President


                                 NATIONWIDE LIFE INSURANCE COMPANY


                                 By:
                                     -------------------------------------------
                                     Title:

                                 NEMEAN CLO, LTD.
                                 By: ING Capital Advisors LLC, as Investment
                                 Manager


                                 By: /s/ Greg M. Masuda CFA
                                     -------------------------------------------
                                     Title: Vice President


                                 NOMURA BOND & LOAN FUND
                                 By: Nomura Corporate Research and Asset
                                 Management Inc. as Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 NORSE CBO, LTD.
                                 By: Regiment Capital Management, LLC as its
                                 Investment Advisor
                                 By: Regiment Capital Advisors, LLC its Manager and pursuant to delegated authority


                                 By:
                                     -------------------------------------------
                                     Title:


                                 NORTH AMERICAN SENIOR FLOATING RATE FUND
                                 By: CypressTree Investment Management Company, Inc. as Portfolio Manager


                                 By: /s/ Philip C. Robbins
                                     -------------------------------------------
                                     Title: Principal


                                 OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-I, LTD.
                                 By: INVESCO Senior Secured Management, Inc.,
                                 as Sub-Advisor


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory

                                 OCTAGON INVESTMENT PARTNERS II, LLC
                                 By: Octagon Credit Investors, LLC
                                 as sub-investment manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 OCTAGON INVESTMENT PARTNERS III, LTD.
                                 By: Octagon Credit Investors, LLC as Portfolio Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 OLYMPIC FUNDING TRUST, SERIES
                                 1999-1


                                 By:
                                     -------------------------------------------
                                     Title:


                                 OPPENHEIMER SENIOR FLOATING RATE FUND


                                 By:
                                     -------------------------------------------
                                     Title


                                 ORIX USA CORPORATION


                                 By:
                                     -------------------------------------------
                                     Title:


                                 OSPREY INVESTMENTS PORTFOLIO
                                 By: Citibank, N.A., as Manager


                                 By:
                                     -------------------------------------------
                                     Title:

                                 OXFORD STRATEGIC INCOME FUND
                                 By: Eaton Vance Management as
                                 Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 PAM CAPITAL FUNDING L.P.
                                 By: Highland Capital Management, L.P.
                                 as Collateral Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 PAMCO CAYMAN LTD.
                                 By: Highland Capital Management, L.P.
                                 as Collateral Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 PILGRIM PRIME RATE TRUST
                                 By: Pilgrim Investments Inc.,
                                 as its Investment Manager


                                 By: /s/ Charles E. LeMieux. CFA
                                     -------------------------------------------
                                     Title: Vice President


                                 PINEHURST TRADING, INC.


                                 By: /s/ Ann E. Morris
                                     -------------------------------------------
                                     Title: Assistant Vice President

                                 PROMETHEUS INVESTMENT FUNDING
                                 NO. I LTD.
                                 By: CPF Asset Advisory LP, as its Asset Manager


                                 By: /s/ Sylvia K. Cheng
                                     -------------------------------------------
                                     Title: Director


                                 By: /s/ Vicky S. Soo
                                     -------------------------------------------
                                     Title: Associate Director


                                 PROVIDENT CBO I, LIMITED
                                 By: Provident Investment Management,
                                 LLC


                                 By:
                                     -------------------------------------------
                                     Title:


                                 REGIMENT CAPITAL LTD.
                                 By:
                                     -------------------------------------------
                                     Title:


                                 THE ROYAL BANK OF SCOTLAND PLC


                                 By:
                                     -------------------------------------------
                                     Title:


                                 ROYALTON COMPANY
                                 By: Pacific Investment Management Company,
                                 as its Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 SANKATY HIGH YIELD ASSET PARTNERS II, L.P.


                                 By: /s/ Diane J. Exter
                                     -------------------------------------------
                                     Title: Executive Vice President Portfolio
                                            Manager

                                 SAWGRASS TRADING LLC


                                 By: /s/ Ann E. Morris
                                     -------------------------------------------
                                     Title: Assistant Vice President


                                 SENIOR DEBT PORTFOLIO
                                 By: Boston Management and Research,
                                 as Investment Advisor


                                 By: /s/ Scott H. Page
                                     -------------------------------------------
                                     Title: Vice President


                                 SENIOR HIGH INCOME PORTFOLIO INC.


                                 By: /s/ Colleen M. Cunniffe
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 SEQUILS I, LTD
                                 By: TCW Advisors, Inc. as its Collateral
                                 Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 SEQUILS-ING I (HBDGM), LTD.
                                 By: ING Capital Advisors LLC., as Collateral
                                 Manager


                                 By: /s/ Greg M. Masuda CFA
                                     -------------------------------------------
                                     Title: Vice President


                                 SEQUILS -PILGRIM I, LTD.
                                 By: Pilgrim Investments, Inc.
                                 as its Investment Manager


                                 By: /s/ Charles E. LeMieux. CFA
                                     -------------------------------------------
                                     Title: Vice President

                                 SIMSBURY CLO LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 SKM-LIBERTYVIEW CBO I LIMITED


                                 By: /s/ Kenneth C. Klegar
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 SOCIETE GENERALE, SOUTHWEST
                                 AGENCY


                                 By: /s/Elizabeth W. Hunter
                                     -------------------------------------------
                                     Title: Director


                                 SOMERS CDO, LIMITED
                                 By: David L. Babson and Company Incorporated
                                 under delegated authority from Massachusetts
                                 Mutual Life Insurance Company as Collateral
                                 Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 SOUTHERN PACIFIC BANK


                                 By: /s/ Cheryl A. Wasilewski
                                     -------------------------------------------
                                     Title: Senior Vice President


                                 SRF TRADING, INC.


                                 By: /s/ Ann E. Morris
                                     -------------------------------------------
                                     Title: Assistant Vice President

                                 STANFIELD CLO, LTD.
                                 By: Stanfield Capital Partners LLC
                                 as its Collateral Manager


                                 By: /s/ Christopher A. Bondy
                                     -------------------------------------------
                                     Title: Partner


                                 STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                 By: Stanfield Capital Partners LLC
                                 as its Collateral Manager


                                 By: /s/ Christopher A. Bond
                                     -------------------------------------------
                                     Title: Partner


                                 STEIN ROE & FARNHAM CLO1 LTD., by Stein Roe & Farnham Incorporated, As Portfolio Manager


                                 By: /s/ James R. Fellows
                                     -------------------------------------------
                                     Title: Sr. Vice President & Portfolio
                                     Manager


                                 STEIN ROE & FARNHAM INCORPORATED, as agent for Keyport Life Insurance Company


                                 By: /s/ James R. Fellows
                                     -------------------------------------------
                                     Title: Sr. Vice President & Portfolio
                                     Manager


                                 STEIN ROE FLOATING RATE LIMITED LIABILITY
                                 COMPANY


                                 By: /s/ James R. Fellows
                                     -------------------------------------------
                                     Title: Sr. Vice President & Portfolio
                                     Manager Stein Roe & Farnham Incorporated,
                                     as Advisor to the Stein Roe Floating Rate
                                     Limited Liability Company

                                 STRATA FUNDING LTD.
                                 By: INVESCO Senior Secured Management Inc., as Sub-Managing Agent


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 STRATEGIC MANAGED LOAN PORTFOLIO
                                 By: Citibank, N .A., as Manager


                                 By:
                                     -------------------------------------------
                                     Title:


                                 STRONG ADVANTAGE FUND, INC.


                                 By: /s/ Cathleen A. Ebacher
                                     -------------------------------------------
                                     Title: Vice President and Assistant
                                     Secretary


                                 THE SUMITOMO BANK, LIMITED


                                 By:
                                     -------------------------------------------
                                     Title:


                                 SUMITOMO TRUST & BANKING COMPANY LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 SUNTRUST BANK


                                 By: /s/ Steven J. Newby
                                     -------------------------------------------
                                       Title: Vice President

                                 SWISS LIFE US RAINBOW LIMITED
                                 By: ING Capital Advisors LLC,
                                 as Investment Manager


                                 By: /s/ Greg M. Masuda CFA
                                     -------------------------------------------
                                     Title: Vice President


                                 TAIPEI BANK, NEW YORK AGENCY


                                 By:
                                     -------------------------------------------
                                     Title:


                                 TENET HEALTHCARE CORPORATION
                                 By: TCW Asset Management Company, its
                                 Investment Advisor


                                 By:
                                     -------------------------------------------
                                     Title:


                                 TEXTRON FINANCIAL CORPORATION


                                 By: /s/ Stuart Schulman
                                     -------------------------------------------
                                     Title: Managing Director


                                 THE TOKAI BANK, LIMITED, NEW YORK BRANCH


                                 By:
                                     -------------------------------------------
                                     Title:


                                 TORONTO DOMINION (TEXAS), INC.


                                 By: /s/ Carolyn Faeth
                                     -------------------------------------------
                                     Title: Vice President

                                 THE TOYO TRUST & BANKING CO., LTD.


                                 By:
                                     -------------------------------------------
                                     Title:


                                 TRAVELERS CORPORATE LOAN FUND, INC.
                                 By: Travelers Asset Management International
                                 Company LLC


                                 By: /s/ Allen R. Cantrell
                                     -------------------------------------------
                                     Title: Investment Officer


                                 THE TRAVELERS INSURANCE COMPANY


                                 By: /s/ Allen R. Cantrell
                                     -------------------------------------------
                                     Title: Investment Officer


                                 TRITON CBO III, LIMITED
                                 By: INVESCO Senior Secured
                                 Management, Inc., as Investment Advisor


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 TRITON CDO IV, LIMITED
                                 By: INVESCO Senior Secured
                                 Management, Inc., as Investment Advisor


                                 By: /s/ Joseph Rotondo
                                     -------------------------------------------
                                     Title: Authorized Signatory


                                 VAN KAMPEN CLO I, LIMITED
                                 By: Van Kampen Management, Inc.,
                                 as Collateral Manager


                                 By: /s/ Brian T. Buscher
                                     -------------------------------------------
                                     Title: Manager Operations & Compliance

                                 VAN KAMPEN PRIME RATE INCOME
                                 TRUST
                                 By: VanKampen Investment Advisory Corp.


                                 By: /s/ Brian T. Buscher
                                     -------------------------------------------
                                     Title: Manager Operations & Compliance


                                 VAN KAMPEN SENIOR FLOATING RATE FUND
                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/Brian T. Buscher
                                     -------------------------------------------
                                     Title: Manager Operations & Compliance


                                 VAN KAMPEN SENIOR INCOME
                                 TRUST I
                                 By: VanKampen Investment Advisory Corp.


                                 By: /s/ Brian T. Buscher
                                     -------------------------------------------
                                     Title: Manager Operations & Compliance!


                                 VARIABLE INSURANCE PRODUCTS II: ASSET MANAGER PORTFOLIO


                                 By:
                                     -------------------------------------------
                                     Title:


                                 VARIABLE INSURANCE PRODUCTS II:
                                 GROWTH PORTFOLIO


                                 By:
                                     -------------------------------------------
                                     Title:

                                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, NEW YORK BRANCH


                                 By: /s/ Cynthia M. Niesen
                                     -------------------------------------------
                                     Title: Managing Director


                                 By: /s/ Thomas Lee
                                     -------------------------------------------
                                     Title: Associate


                                 WINGED FOOT FUNDING TRUST


                                 By: /s/ Ann E. Morris
                                     -------------------------------------------
                                     Title:  Authorized Agent